Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Atlantic BancGroup, Inc., on Form 10-QSB for the period ended March 31, 2007, as filed with the Securities and Exchange Commission (the “Report”), I, Barry W. Chandler, President and Chief Executive Officer of Atlantic BancGroup, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Atlantic BancGroup, Inc., as of and for the period covered by the report.

Date: May 11, 2007	/s/ Barry W. Chandler
Barry W. Chandler
President and Chief Executive Officer